SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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|X| Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
|_| Definitive Information Statement

                                 @POS.COM, INC.
--------------------------------------------------------------------------------
                (Name Of Registrant As Specified In Its Charter)

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                                                                PRELIMINARY COPY
                                 @POS.COM, INC.
                             3051 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134

                              INFORMATION STATEMENT

GENERAL INFORMATION FOR STOCKHOLDERS

         This information statement is furnished in connection with the prior receipt by @POS.com, Inc., a Delaware corporation (the "Company"), of written consents of stockholders representing a sufficient number of shares of the Company's outstanding capital stock to amend the Company's Bylaws to set the quorum requirement for meetings of the Board of Directors at a majority of the directors then in office but in no event less than one-third of the entire Board of Directors and to provide that vacancies in the Board of Directors may be filled solely by the Board of Directors. This information statement is expected to be first sent to stockholders on or about January 3, 2001. The Company anticipates that no action will be taken under the amended provisions of the Bylaws until January 23, 2001.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

AMENDMENTS TO THE BYLAWS

ARTICLE III, SECTION 10

         The first sentence of Article III, Section 10 of the Company's Bylaws was amended in its entirety to read as follows:

         "At all meetings of the Board of Directors, a majority of the Directors then in office, but in no event less than one third of the entire Board of Directors, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors and, except as otherwise expressly required by statute or the Certificate of Incorporation or these Bylaws, the act of a majority of the Directors present thereat may adjourn such meeting to another time and place."

         Before the Amendment, the first sentence of Article III, Section 10 provided that a quorum of the Board of Directors was four, regardless of the number of Directors in office.

ARTICLE III, SECTION 13

         Article III, Section 13 was amended in its entirety to read as follows:

         "Sole power to fill vacancies and newly created directorships resulting from any increase in the authorized number of Directors shall be vested in the Board of Directors through action by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director, and each Director so chosen shall hold office until the next annual election at which the term of the class to which they have been elected expires or until such Director's successor is duly elected and qualified or until such Director's earlier resignation, removal from office, death or incapacity, PROVIDED, HOWEVER, that whenever the stockholders of any class or series are entitled to elect one or more Directors pursuant to the Certificate of Incorporation, any vacancy in the directorships of such class or series may be filled only by majority vote of such class or series of stock at a regular or special meeting or by written consent of a majority of the holders of such class or series."

         Before the amendment, Article III, Section 13 provided that vacancies in the Board of Directors could only be filled by the stockholders.

REASONS FOR THE AMENDMENTS

         The Company lacked sufficient directors to conduct business or to call the annual meeting of stockholders and therefore needed to amend the quorum requirement provision in Article III, Section 10 and the director vacancies provision in Article III, Section 13 to enable the Board of Directors to conduct business. In addition, it is common among public companies that a quorum be comprised of a majority of the directors then in office but not less than one third of the entire board of directors.

VOTE REQUIRED AND OBTAINED

         Section 228 of the Delaware General Corporation Law (the "Delaware Law") provides that any action which may be taken by the stockholders at a meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Similarly, Article II, Section 11 of the Company's Bylaws authorizes stockholders to take action by written consent. Article VIII of the Company's Bylaws provides that the Bylaws may be amended by the stockholders, and Article II, Section 9 provides that, when a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter, present in person or by proxy, shall decide any question brought before the meeting, unless a different vote is required in a provision of the Bylaws or the Certificate of Incorporation. Article II, Section 9 of the Bylaws also provides that if the Company's Certificate of Incorporation grants to any class or series of stock the right to vote on a matter as a separate class or series, all references in the Bylaws to a vote of the stockholders shall refer to the requisite vote of a particular class or series, voting separately as a class or series, required by the Certificate of Incorporation in addition to the requisite vote of all of the stockholders. Article Fourth, Section 6(ii) of the Company's Certificate of Incorporation provides that amendments to the Company's Bylaws may not be approved without the vote or written consent of the holders of not less than two-thirds of the then outstanding shares of Series B Preferred and Series D Preferred Stock, each voting separately as a series.

         Pursuant to Section 228 of the Delaware Law, and the Company's Certificate of Incorporation and Bylaws, the vote required, and in fact obtained, for the amendments to the Bylaws was not less than two-thirds of the outstanding Series B and Series D Preferred Stock (each voting as a separate series) and a majority of the outstanding Common Stock and Series B and Series D Preferred Stock (voting together as a single class, on an as-if-converted-to-Common-Stock basis).

         Each holder of Common Stock is entitled to one vote for each share held. Each holder of Series B Preferred Stock is entitled to approximately 2.03 votes for each share held. Each holder of Series D Preferred Stock is entitled to one vote for each share held. The record date for purposes of determining the number of outstanding shares of Common Stock and Preferred Stock of the Company, and for determining stockholders entitled to vote, is the close of business on November 28, 2000 (the "Record Date"), the day on which the Company received written consents signed by stockholders representing a sufficient number of shares of the Company's outstanding capital stock to adopt these amendments to the Bylaws. As of the Record Date, the Company had outstanding 4,580,125 shares of Common Stock, no shares of Series A Preferred Stock, 460,047 shares of Series B Preferred Stock, no shares of Series C Preferred Stock, and 1,273,149 shares of Series D Preferred Stock.

         Pursuant to section 228 of the Delaware Law, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Delaware Law are afforded to the Company's stockholders as a result of these amendments to the Bylaws.

CERTAIN MATTERS RELATED TO THIS PROPOSAL

         No action will be taken under the amended provisions of the Bylaws until approximately twenty (20) days after this Information Statement has been distributed to the Company's stockholders.


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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of November 28, 2000 as to shares of the Common Stock and Preferred Stock beneficially owned by:
(i) each person who is known by the Company to own beneficially more than 5% of the Common Stock and Preferred Stock, (ii) each of the Company's directors,
(iii) both of the individuals who served as Chief Executive Officer during the last fiscal year and the Company's other most highly compensated executive officers whose compensation during the last fiscal year exceeded $100,000 and
(iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.

                                                                                          AMOUNT AND
                                                                                           NATURE OF
                                                                                          BENEFICIAL
                                                                                           OWNERSHIP     PERCENT
TITLE OF CLASS                    NAME AND ADDRESS OF BENEFICIAL OWNER(1)                   (2)(3)       OF CLASS
-------------------   -----------------------------------------------------------------   -----------    --------
Common Stock          Michael Dorsey (5)                                                    150,985          3.3%
                           FORMER ACTING CHIEF EXECUTIVE OFFICER AND DIRECTOR (4)
Common Stock          David M. Licurse, Sr. (6)                                             254,722          5.5
                           FORMER CHIEF BUSINESS OFFICER, ACTING CHIEF FINANCIAL
                           OFFICER AND VICE PRESIDENT OF OPERATIONS
Common Stock          Llavanya Fernando (7)                                                 326,747          6.9
                           CHIEF OPERATING OFFICER
Common Stock          Edward M. Kolasinski (8)                                                    0          *
                           DIRECTOR
Common Stock          Aziz Valliani (9)                                                     565,391         11.6
                           DIRECTOR AND FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER
Common Stock          Wilmot Living Trust (10)                                              521,111         11.3
                           13333 La Cuesta Drive
                           Los Altos, CA 94022
Common Stock          All directors and executive officers as a group (5 persons) (4)       897,694         17.8
Series B Preferred    Life Investors Insurance Company of America                           352,942         76.7
Stock                      4333 Edgewood Road NE
                           Cedar Rapids, IA 52499
Series B Preferred    Rainbow Technologies                                                   90,993         19.8
Stock                      50 Technology Drive
                           Irvine, CA 92718
Series D Preferred    Welch Allyn, Inc. (8)                                               1,273,149        100.0
Stock                      4619 Jordan Road
                           Skaneateles Falls, NY 13153
Preferred Stock       All directors and executive officers as a group (1 person)          1,273,149         73.5

---------

*    Less than 1%.

(1) Unless otherwise indicated, the address for all persons is c/o @POS.com, Inc., 3051 North First Street, San Jose, California 95134.
(2) The Company effected a reverse stock split in October 1996, converting each share of Series B Preferred Stock into one-half share of Series B Preferred
     Stock and increasing the conversion ratio of Series B Preferred Stock into Common Stock from 1:1 to 1:2.0286.
(3) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual or entity has the right to acquire within 60 days of November 28, 2000 through the exercise of any stock option or other right. Unless otherwise

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

     indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
(4) As stated in Amendment No. 2 to the Company's Annual Report on Form 10-KSB, certain individuals served as directors and/or officers of the Company during its fiscal year ended June 30, 2000. The Company determined that these individuals had not been elected and/or appointed in accordance with the provisions of the Company's Bylaws. The Company has initiated action to elect and/or appoint individuals to the appropriate positions.
(5) Includes 31,874 shares subject to currently exercisable options or options exercisable within 60 days of November 28, 2000.
(6) Includes 92,294 shares subject to currently exercisable options or options exercisable within 60 days of November 28, 2000.
(7) Consists of 179,049 shares held by the Llavanya X. Fernando Trust for which Mr. Fernando has voting and investment control, and 147,698 shares subject to currently exercisable options or options exercisable within 60 days of November 28, 2000.
(8) Edward M. Kolasinski, Vice President, Finance and Chief Financial Officer of Welch Allyn Protocol, Inc., a wholly owned subsidiary of Welch Allyn, Inc. and a director of the Company, disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Mr.
     Kolasinski has dispositive and voting power of the 1,273,149 shares held by Welch Allyn, Inc.
(9) Includes 311,458 shares subject to currently exercisable options or options exercisable within 60 days of November 28, 2000.
(10) Includes 15,000 shares subject to currently available options or options exercisable within 60 days of November 28, 2000 granted to Robb Wilmot. Dr.
     Wilmot is a trustee of the Wilmot Living Trust, a former consultant to the Company and a former director (see Note (4)).


January __, 2001